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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 1999

                DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-08328               04-3310019
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
       Incorporation)                                   Identification Number)

                 ----------------------------------------------
                              31 West 52nd Street
                            New York, New York 10019
                         (principal executive offices)
                                 (212) 469-5000

Item 2.       Acquisition Or Disposition Of Assets

         On March 16, 1999, a single series of certificates, entitled COMM 1999-1 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 1999 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") as depositor, Banc One Mortgage Capital Markets, LLC, as Servicer and as Special Servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of eighteen classes identified as the "Class A1 Certificates," the "Class A2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class Q-1 Certificates," the "Class Q-2 Certificates," the "Class R Certificates," the "Class MR Certificates," and the "Class LR Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 221 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 1999 (the "Cut-off Date"), an aggregate principal balance of $1,311,153,573, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

         The Class A1 Certificates have an initial Class Principal Balance of $181,000,000. The Class A2 Certificates have an initial Class Principal Balance of $723,242,000. The Class X

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Certificates have an initial Class Notional Amount of $1,311,153,573. The Class
B Certificates have an initial Class Principal Balance of $62,280,000. The
Class C Certificates have an initial Class Principal Balance of $22,945,000.
The Class D Certificates have an initial Class Principal Balance of
$62,280,000. The Class E Certificates have an initial Class Principal Balance of $81,947,000. The Class F Certificates have an initial Class Principal
Balance of $19,668,000. The Class G Certificates have an initial Class
Principal Balance of $68,835,000. The Class H Certificates have an initial
Class Principal Balance of $13,112,000. The Class J Certificates have an initial Class Principal Balance of $26,223,000. The Class K Certificates have an initial Class Principal Balance of $19,667,000. The Class L Certificates have an initial Class Principal Balance of $29,501,573. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits.

             Exhibit No.
             of Item 601 of
Exhibit No.  Regulation S-K  Description
-----------  --------------  -----------
4.1          4               Pooling and Servicing Agreement dated as of March
                             1, 1999 among Deutsche Mortgage and Asset Receiving
                             Corporation as Depositor, Banc One Mortgage Capital
                             Markets, LLC, as Servicer and as Special Servicer,
                             LaSalle National Bank, as Trustee, and ABN Amro
                             Bank N.V., as Fiscal Agent.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 29, 1999

MORGAN STANLEY CAPITAL I INC.

By:      /s/ Delores A. Bitar
         ---------------------------
         Name:    Delores A. Bitar
         Title:   Vice President